Exhibit 99.13

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ C. L. Alexander
Clifford L. Alexander, Jr.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 21st of November, 2003.

/s/ Manfred Altstadt
Manfred Altstadt

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th of November, 2003.

/s/ Patrick A. Burns
Patrick A. Burns

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20 of November, 2003.

/s/ Richard M. Cummins
Richard M. Cummins

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th  of November, 2003.

/s/ Salvatore R. Curiale
Salvatore R. Curiale

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Roselyn P. Epps, M.D.
Roselyn P. Epps, M.D.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Earle H. Harbison, Jr.
Earle H. Harbison, Jr.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Frances R. Hesselbein
Frances R. Hesselbein

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ LaSalle D. Leffall, Jr.
LaSalle D. Leffall, Jr. M.D.

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Connie Mack III
Senator Connie Mack III

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them ‘to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Thomas J. Moran
Thomas J. Moran

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Dennis J. Reimer
General Dennis J. Reimer

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 20th of November, 2003.

/s/ Elie Wiesel
Elie Wiesel

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 29 of April, 2004.

/s/ William T. Knowles
Signature

William T. Knowles
Print name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 31st of May, 2004.

/s/ Roger B. Porter
Signature

Roger B. Porter
Print name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 21st of June, 2004.

/s/ Maurine A. Haver
Signature

Maurine A. Haver
Print name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 3rd of May, 2006.

/s/ Kimberly Casiano
Signature

Kimberly Casiano
Print name

POWER OF ATTORNEY

The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the Acts): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 4th of May, 2006.

/s/ Peter J. Powers
Signature

Peter J. Powers
Print name